UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire 1414 Avenue of the Americas New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: July 1, 2003 - December 31, 2003

Item 1: Reports to Shareholders

2003 Annual Report

Value Investing In Small Companies For More Than 25 Years THE ROYCE FUNDS
ROYCE VALUE FUND ROYCE VALUE PLUS FUND ROYCE TECHNOLOGY VALUE FUND ROYCE 100 FUND ROYCE DISCOVERY FUND

www.roycefunds.com

NOTES TO PERFORMANCE AND RISK INFORMATION

NOTES TO PERFORMANCE AND STATISTICAL INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results or volatility. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2003, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2003 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Russell 2000, Russell 2500 Technology, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, and S&P 500 are unmanaged indices of domestic common stocks. CRSP (Center for Research in Security Pricing) divides the U.S. equity market into 10 deciles. Deciles 1-5 represent the largest domestic equity companies and deciles 6-10 represent the smallest. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would approximately match those of the Russell 2000. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell, CRSP and Morningstar. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

FORWARD-LOOKING STATEMENTS

     This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
    The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

THE ROYCE FUNDS

ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.
Letter to Our Shareholders: Curb Your Enthusiasm.	2

Performance and Portfolio Review: Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund	10

Trustees and Officers	20

Schedules of Investments and Other Financial Statements	21

Postscript: Handi-capping	Inside Back Cover

	AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2003
		JULY-TO-DEC 2003*	1-YEAR	SINCE INCEPTION		INCEPTION DATE

	Royce Value Fund	23.85%	54.32%	14.34%		6/14/01
	Royce Value Plus Fund	35.46	79.88	27.66		6/14/01
	Royce Technology Value Fund	38.79	90.72	28.52		12/31/01
	Royce 100 Fund	10.66	n.a.	10.66	*	6/30/03
	Royce Discovery Fund	n.a.	n.a.	14.00	*	10/3/03

	Russell 2000	24.92	47.25	—		—
	Russell 2500 Technology	36.18	77.91	—		—

*	Not annualized.

All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Funds’ recent performance was achieved during a period of high returns for small- and micro-cap stocks, and it is not likely that this level of returns will continue in the future.

Charles M. Royce, President

Although none of the Funds in this report primarily seeks dividend-paying small-company stocks, we think highly of the value of dividends here at The Royce Funds. We think that the old adage of Ben Graham and David Dodd, that the primary purpose of a business is to pay dividends to its owners, in many ways still holds true today. Why do we and two of the Founding Fathers of value investing put so much stock in the payment of dividends? The most obvious reason is that, with rare exceptions, companies that pay dividends are almost always profitable businesses. Companies can choose to reinvest their earnings, pay them out as dividends or reinvest a portion and pay out the rest, but the fact remains that payment of a dividend is an important measure of profitability.

(continued on page 4)	LETTER TO OUR SHAREHOLDERS

CURB YOUR ENTHUSIASM
2003 will likely enter the annals of stock market history as one of the more successful years for equities in recent times. Unlike the days of stratospheric returns for large-cap and/or Technology issues that characterized the late ’90s, the past year embraced large and small stocks alike, a tide of more or less steadily rising prices that seemed to lift nearly every boat which the market deemed seaworthy. Such a year was especially welcome to investors following the long and dreary bear market that began in March 2000. Yet to many observers, this long-anticipated recovery emerged slowly, almost subtly, from the wings of the bear’s prolonged turn on the equity stage. The rebound actually began in early October 2002, when the major indices — the S&P 500, Russell 2000 and Nasdaq Composite — reached their most recent lows. Yet 2002 was a year of negative performance for the majority of stocks, and the brief rally that carried the market through October and November fizzled in December and did not regain its momentum until March of 2003.
     Much of this can be attributed to a sluggish economy and the anxious days preceding the war with Iraq. The initial reports out of Baghdad seemed to indicate that our military’s efforts were not meeting with the unqualified success that many of us had expected. Yet once it became clear that these reports were erroneous and that the U.S. was on its way to a relatively fast victory, the stock market responded generously. For each index, April and May were two of the three strongest performing months of 2003. By fall, news of strong GDP growth and stable levels of unemployment provided any additional fuel that may have been needed to

2 | THE ROYCE FUNDS ANNUAL REPORT 2003

keep the rally running, and run it did, right through the beginning of 2004. Even the stunning news of illegal and unethical profiteering on the part of certain mutual fund companies that permitted late trading and market timing did not slow the market’s furious ascent. The only unanswered questions appeared to be, how much longer would the rally run and how much higher would returns climb before a correction occurred?
     With the economy seeming to grow stronger each day, the international situation stabilizing somewhat (at least as of this writing) and reports of new mutual fund scandals subsiding (for now, anyway), we would understand anyone who felt that the past fifteen months have heralded only the beginning of an extended period of high returns. We simply would not agree. Like many experienced value investors, we habitually get a little tense whenever stock market returns run up virtually unimpeded for months at a time. It simply goes against the grain of what we have learned in three-plus decades of investing. We are not calling for a return to the bear market environment that lasted from March 2000 through October 2002, but we also do not see the direction of the market racing consistently upward. Just as we argued at the end of last year that the market was not as bad as it looked, we would now submit that the market is not quite as vigorous as it appears. We think that it is entirely rational to be exuberant about 2003’s high returns, but that similar sentiments should not apply to 2004 and beyond because no one really knows what the market’s next move will be. So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.

SMALLVILLE
      We are aware — and not unhappily — that a look at both the short- and long-term returns for small-cap stocks through the end of 2003 may make our plea to curb one’s enthusiasm sound a bit silly. Our asset class once again finished the year ahead of its large-cap counterpart, with the Russell 2000 up 47.3% versus 28.7% for the S&P 500. It marked the fifth consecutive year that the Russell 2000 outperformed the S&P 500, in spite of the fact that 2003 was the large-cap index’s best calendar year of performance since 1998. The small-cap index also held a performance advantage over its large-cap sibling from the October 2002 market lows and for the three-year and five-year periods ended 12/31/03. The resurgent equity market gave a boost to the Nasdaq Composite as well. It bested both the S&P 500 and the Russell 2000 in 2003 with a 50.0% return.
     The rally has so far favored two kinds of stocks that historically have not been the first coursers out of the gate at the onset of a bull market — Technology and micro-cap stocks. Their strong performances, especially the latter’s, helped the Russell 2000 to enjoy its best calendar-year performance since the index’s inception on 12/31/78.

So before the heralds rush forth announcing that all is well because the bears (and the folks delivering subpoenas) have all left the building, we would advise investors to curb their enthusiasm.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 3

Another reason for our affection is that consistent dividend payouts help to reduce volatility by providing an investor with a steady stream of income. This is arguably a more significant benefit for small-cap stocks than it is for their larger siblings because the diminutive stature of small companies often makes them inherently more volatile. We also believe that having money upfront, or cash in hand, offers advantages as well. While this is true in any market climate, it can be especially crucial in low- or negative-return environments when stock prices are stalling or tumbling.

Within the realm of small-cap stocks, the search for dividend-paying companies can be quite interesting because many small-cap investors have been led to believe that such companies cannot be found. Investors (especially institutional investors) utilizing a dividend-discount model — those searching for “total return,” or a combination of long-term growth and current income —are trained to look almost

(continued on page 6)

LETTER TO OUR SHAREHOLDERS

While this was terrific news for small-cap investors like ourselves, we are somewhat leery of the reversal of what we regard as the typical order of market rallies. Although Technology stocks suffered more than any other equity sector during the bear market — making them arguably ripe for a rally — it does not stand to reason that their previous travails made it necessary for them to lead a subsequent rebound for stocks. Most bear markets have ended with a flight to quality. Historically, investors begin to flock, sometimes slowly, to companies with solid records of earnings or other indicators of underlying quality. We are not sure what has made the current rally unique in this regard, but its peculiar start is another reason why we think that we have not entered a sustainable period of high returns for stocks.

EVERYBODY LOVES VALUE
      One might expect that a rally led by two of the more volatile segments of the market would mean bad news for value stocks, even those in the micro-cap sector. We are happy to report that this was not quite the case in 2003. Tech and micro-cap led the way, but equities as a whole performed well. Value stocks began to come on later in the year, especially in the fourth quarter, in which the Russell 2000 Value index outpaced the Russell 2000 Growth index, 16.4% versus 12.7%. This strong fourth-quarter push allowed the small-cap value index to narrow the performance gap with growth, as small-cap value was up 46.0% in 2003 versus 48.5% for small-cap growth. Small-cap growth’s outperformance period included an unusual first quarter in which returns for both indices were negative. If one needed any further proof that 2003 was an odd year, we would call their attention to the fact that small-cap value lost ground to growth in the first quarter decline and then gained ground against it during the fourth quarter upswing. Strange days indeed.
     As dubious as we are about the long-term viability of the current rally, we were cheered by the strong showing turned in by small-cap value stocks late in the year and throughout the 15-month rally. In fact, stretching back to the early days of the bear market in March 2000, small-cap value has performed well both on an absolute and relative basis. From the small-cap market peak on 3/9/00 through 12/31/03, the Russell 2000 Value index was up 73.1% versus a loss of 44.2% for the Russell 2000 Growth index. Although better down market returns in the bear-market period between March 2000 and October 2002 were a critical component of small-cap value’s edge during the current market cycle, perhaps equally important has been small-cap value’s participation in the rally. From the small-cap market low on 10/9/02 through 12/31/03, the Russell 2000 Value index was up 69.8% versus a gain of 76.7% for its growth counterpart, which means that during this time, small-cap value captured 91% of small-cap growth’s upward surge. The strong down-market performance of small-cap value combined with the competitive returns that it has turned in during the market’s recovery helped small-cap value to hold a performance edge for the three-, five-, 10-, 15-, 20- and 25 -year periods ended 12/31/03.

4 | THE ROYCE FUNDS ANNUAL REPORT 2003

STILL STANDING
      Small-cap value’s solid performance benefited The Royce Funds, as did healthy returns by Technology and micro-cap stocks. In fact, each portfolio’s relative weightings in micro-caps, Technology stocks and more traditional value issues greatly influenced 2003’s returns, although not to the same degree for our two newer portfolios, Royce 100 and Discovery Funds, which do not yet have a full year of existence behind them. Value and Value Plus — portfolios with good-sized weightings in micro-caps and/or Technology stocks — enjoyed high calendar-year returns and outperformed the Russell 2000 in 2003. Technology Value also beat its benchmark, the Russell 2500 Technology Index, for the year. As a result, we were very pleased with the performance of these three funds in 2003. Although besting its benchmark remains a worthy goal for each portfolio, we would rather see strong absolute performances for the funds, and 2003 provided plenty of that. In addition, all of The Royce Funds in this report with more than one year of history outpaced their respective benchmarks for both the two-year and since inception periods ended 12/31/03.

If one needed any further proof that 2003 was an odd year, we would call their attention to the fact that small-cap value lost ground to growth in the first quarter decline and then gained ground against it during the fourth quarter upswing. Strange days indeed.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 5

	LETTER TO OUR SHAREHOLDERS

exclusively among mid- and large-cap stocks. However, as we have often pointed out, the small-cap universe provides fertile ground for yield-loving equity investors. As of 12/31/03, of the approximately 7,300 companies with market capitalizations less than $2 billion, more than 1,500 pay dividends and more than 900 of those have yields of 2% or greater (Source: FactSet).

One might ask why a small company would choose to pay dividends. Wouldn’t that business be better off reinvesting its profits? The truth is that many small companies earn more than they need in terms of reinvestment in the business. This excess profit is known as free cash flow, which is one of the key qualitative components that we look for in any company, along with strong balance sheets and an established record of earnings. A company has several choices as to what it does with these funds: It can hold on to the cash, use it to purchase shares of its own stock or pay it out to shareholders in the form of dividends.

(continued on page 8)

     In our view, 2003 offered a good reason for taking the long view. A wildly successful year by nearly any measure, it was also an exceptional year for more than the reasons normally implied by that term. While our Funds certainly profited from the market’s favor toward micro-caps, Technology and other issues, we remain somewhat cynical about the nature of the recent rally. Seeing many of our holdings appreciate in price was gratifying, but we cannot avoid the suspicion that prices rose primarily for what we would argue were all the wrong reasons — speculation as opposed to investment, a low-interest rate environment (which made investment options in fixed income securities look far less attractive relative to equities) and a post-bear-market euphoria that seemed to push prices higher and higher while scant attention was being paid to underlying quality. We were surprised to see speculative stocks do so well from the October 2002 bottom through the end of 2003, though it was somewhat gratifying to see some companies with stronger earnings begin to participate late in the year.

THE HISTORY CHANNEL PRESENTS...
      From a performance standpoint, small-cap has so far outpaced large-cap in the current decade. In recognizing this, we wondered what the decade-by-decade performance story had been historically for each asset class. This led us to an examination of stock-market returns from 1930 through 1999 to see what, if any, performance patterns emerged for small- and large-cap stocks. Although we realized that there were distinctive stories behind each ten-year period’s returns, both large- and small-cap stocks repeated a specific pattern that held true for every decade from the ’30s through the ’90s. During that 70-year period, large-cap stocks led

	CRSP SMALL-CAP DECILE COMPOSITES Decade-by-Decade Cumulative Results
		CRSP 6-10	S&P 500	SPREAD

	1930s	47.6%	2.3%	45.4%

	1940s	328.9	138.7	190.2

	1950s	438.3	483.3	-45.0

	1960s	218.8	112.3	106.6

	1970s	150.1	76.5	73.6

	1980s	304.7	401.5	-96.8

	1990s	299.1	432.9	-133.8

in the high-return decades of the ’50s, ’80s and ’90s, while small-caps were out in front during the low- or normal-return decades of the ’30s, ’40s, ’60s and ’70s. This pattern has been repeated so far in the current decade, with small-caps having held a significant performance

6 | THE ROYCE FUNDS ANNUAL REPORT 2003

edge over large-caps in a decidedly low-return period for the market as a whole. In one final tidbit of asset-class trivia, we found that both asset classes enjoyed a lengthy period of outperformance during each decade. In fact, small-cap stocks had at least a six-year period of outperformance in every 10-year period (see chart below), including those in which they underperformed. This was the case even in the the ’80s and ’90s, decades typically thought of as dominated by large-caps.

      We do not expect small-caps to lead in every performance period or in every calendar year through decade’s end. In fact, we expect leadership to alternate between small- and large-caps, especially in the near term. Does this mean that small-caps may be at a disadvantage in the coming months? Not necessarily. At current price-to-earnings levels, significant price appreciation through multiple expansion would be much harder to come by. In the next phase of the market, we believe that returns will come via improving earnings, not multiple expansion. Given their economic leverage and the simplicity of their businesses, we believe that economic improvements should more directly affect small-caps’ bottom lines, which could put small-caps in a leading position vis-à-vis earnings growth.
     The potential upward movement of interest rates and their impact on P/E ratios is another area that would seem

In the next phase of the market, we believe that returns will come via improving earnings, not multiple expansion. Given their economic leverage and the simplicity of their businesses, we believe that economic improvements should more directly affect small-caps’ bottom lines, which could put small-caps in a leading position vis-à-vis earnings growth.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 7

Certain small companies choose the latter, although for many years it was more common for firms to opt for one of the first two choices, regardless of their size. We think that this will change as a result of the new tax legislation passed earlier this year, which gives more favorable tax treatment to dividends, thus offering companies more of an impetus to pay them out. The effect of this legislation is only beginning to be felt, yet we expect that its consequences will be dramatic, long lasting and potentially beneficial to small-cap investors who like dividends.

LETTER TO OUR SHAREHOLDERS

Trying to Learn from History

to us to favor smaller companies. Although no one can accurately predict the path of interest rates, an increase after more than 20 years of overall decline seems reasonable, especially in a more robust economic environment. Rising interest rates are generally detrimental to equities as a whole. Since interest rates and P/E ratios tend to have an inverse relationship to each other, and larger companies generally have higher debt-to-capital ratios, an increase in interest rates would seemingly be more detrimental to larger companies because higher proportionate levels of debt would have a greater negative effect impact on their bottom lines. (As of 12/31/03, the composite debt-to-capital ratio for the S&P 500 was 49% versus 40% for the Russell 2000.)

 CLOSING BELL
     We continue to believe that the returns generated by the recent rally, while entirely welcome, represent a snapback for stock prices, not a comeback for high returns. The market’s dramatic upward move seems to us more of an anomalous event that occurred within the longer-term context of the current market cycle that began with a dramatic slide from the peak in March 2000. Most bull markets have begun with profitable companies taking the lead, while Technology and/or micro-cap stocks have followed in the later stages of the run-up. We find it especially peculiar in the aftermath of one of the biggest Technology rallies in history that these sectors led the recovery. Although any extended period of negative returns from this point seems unlikely to us in the near-term, we suspect that there may be a correction within the next several months during which we believe that we will see a move to quality companies with solid

8 | THE ROYCE FUNDS ANNUAL REPORT 2003

earnings followed by a longer period of low, but generally positive returns. We would caution investors against thinking that 2003’s rubber-band response to the bear market means a return to the investment climate of the mid-to-late ’90s. Of course, when it comes to investing, our temperament resembles Larry David’s cranky, fatalistic character on HBO’s Curb Your Enthusiasm. When bad times come, we more or less expect it; when good times arrive, we’re usually nervous, expecting it all to end soon.
     The last five years have provided ample doses of each, with giddy peaks and chilling lows. Through it all, we maintained the same disciplined approach that we have used for 30 years. Just as we were not idiots when small-cap value went out of style, we did not suddenly become endowed with genius when our approach became attractive again. The extremes of the last two market cycles serve best as a reminder that building wealth requires time and patience.
     We appreciate your continued support.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President

January 31, 2004

The performance data and trends outlined in this presentation are presented for illustrative purposes only. The thoughts concerning recent market movements and future prospects for small-company stocks are solely those of Royce & Associates, and, of course, there can be no assurance with regard to future market movements. Small- and micro-cap stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. Historical market trends are not necessarily indicative of future market movements. The (Center for Research in Security Prices) CRSP 6-10 is an unmanaged composite representing the bottom five deciles of stocks listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market, based on market capitalization. The S&P 500 is an unmanaged index of domestic large-cap stocks. The Nasdaq Composite is an unmanaged index of domestic stocks. The Russell 2000, Russell 2000 Value and Russell 2000 Growth are unmanaged indices of domestic small-cap stocks.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 9

ROYCE VALUE FUND

	AVERAGE ANNUAL TOTAL RETURNS
MANAGERS’ DISCUSSION
So far the stock market rally has not been quite as good to value stocks as to more growth-oriented areas, but you would never know that from looking at the calendar-year return of Royce Value Fund (RVF). The Fund was up an impressive 54.3% in 2003, outpacing its small-cap benchmark, the Russell 2000, which was up 47.3% for the same period. We were very pleased with the Fund’s strong absolute return. After a red-hot start in the year’s first half, the Fund narrowly underperformed the Russell 2000 in the second half (+23.9% versus +24.9%). More important from our perspective was the Fund’s solid, if not slightly unexpected, performance during the rally. From the small-cap market trough on 10/9/02, RVF was up 99.8%, versus the small-cap index’s gain of 73.1% for the period ended 12/31/03. The Fund also outperformed the Russell 2000 for the two-year and since inception (6/14/01) periods ended 12/31/03. RVF’s average annual total return since inception was 14.3%.
          Technology stocks were dominant performers both in the market as a whole and in the Fund’s portfolio. We were somewhat ambivalent about the rally in this often-volatile sector. Although we were obviously pleased with the terrific performances of many of the Fund’s Tech holdings, we were also surprised to see the sector maintain leadership from the beginning of the rally in October 2002 through the end of 2003. In many cases, investors seemed to find the promise of profitability more enticing than the real thing, a development that gives value investors like us migraines. Skyrocketing prices and concerns about their sustainability led us to reduce or sell our positions in certain Tech businesses during the year, which lowered the Fund’s overall exposure in the sector. Although we still thought highly of its core business, which focuses on e-commerce and

	Through 12/31/03
	July-Dec 2003*	23.85%

	1-Year	54.32

	Since Inception(6/14/01)	14.34
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVF

	2003	54.3%

	2002	-23.5

	2001*	19.2
*	Inception through 12/31/01

			GOOD IDEAS THAT WORKED
Endo Pharmaceuticals Holdings — We liked the balance sheet, high returns on capital and the product line of this drug development company. The company’s cash flows were stronger than we had expected in 2003. Although its stock price rose, we built our position in the second half of the year thinking that the company still had room to grow.

			2003 Net Realized and Unrealized Gain
			Endo Pharmaceuticals Holdings	$44,018

			eFunds Corporation	41,313

			Hecla Mining Company	38,311

			Transaction Systems Architects Cl. A	35,978

			TSX Group	34,936

eFunds Corporation — Plagued by accounting problems until new management arrived in late 2002, we think that the firm has terrific growth potential. The firm’s four businesses create technologies that make ATMs work and improve the efficiency of other electronically based financial transactions.

10 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

e-payment software, we began to reduce our position in Transaction Systems Architects in October. We sold most of our shares of information technology (IT) consultant Syntel in the summer after its price began to climb. The rising price of cable television product maker Scientific-Atlanta led us to sell our position in June. That same month saw us selling our position in Macrovision, a company whose businesses include software licensing and video copy protection.
          We built positions in Natural Resources and Health during 2003. After selling a position in April 2003, we repurchased shares of Hecla Mining Company in October and November. The firm has substantial operations in silver mining that we think could brighten its future. Commodity prices in silver have lagged those of other precious metals, all of which began to emerge from a twenty-year bear market just a few years ago. Silver has industrial applications unavailable to other precious metals, which to us indicates a potential edge for companies who mine it. We built our position based on the belief that smaller, more nimble precious metals businesses may enjoy greater exploration opportunities relative to their larger competitors. Two energy companies in which we initiated positions in 2003 were Houston Exploration Company and St. Mary Land & Exploration Company. We liked each company’s growing business. Early in 2003, we began to buy shares in two healthcare staffing services companies, top holding Cross Country Healthcare and AMN Healthcare Services, and increased our positions during the year. In July, we initiated a position in the Medicaid HMO, Molina Healthcare. Our thought is that Medicaid HMOs and nursing services businesses represent splendid potential in a country with an aging population.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$1,100 million

			Weighted Average P/E Ratio	17.6x

			Weighted Average P/B Ratio	2.1x

			Weighted Average Yield	0.4%

			Fund Net Assets	$4 million

			Turnover Rate	181%

			Number of Holdings	56

			Symbol (Investment Class)	RYVFX

			TOP 10 POSITIONS % of Net Assets
			Cross Country Healthcare	3.4%

			Polo Ralph Lauren Cl. A	3.1

			American Management Systems	2.9

			Nu Skin Enterprises Cl. A	2.8

GOOD IDEAS AT THE TIME		CEVA — When we sold our position in March we still had confidence that this licenser of programmable digital signal processor (DSP) cores and application-level Internet protocol (IP) platforms could right itself, but at the time we saw what we	Hecla Mining Company	2.8
2003 Net Realized and Unrealized Loss
CEVA	$14,236		eFunds Corporation	2.6

Catalina Marketing	5,045		Scottish Re Group	2.5

RehabCare Group	4,488		Molina Healthcare	2.3

Meridian Gold	4,343		Unit Corporation	2.3

Neuberger Berman	3,982		Aspen Insurance Holdings	2.3

thought were more promising opportunities elsewhere in the market.

Catalina Marketing — We once saw terrific promise in the company’s cash-register generated supermarket coupon business, but when its other business of printing medication information attached to prescription bags and containers began to stall, we decided to take our losses and move on.

			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Natural Resources	18.5%

			Health	15.2

			Consumer Services	12.0

			Consumer Products	12.0

			Technology	9.6

			Financial Intermediaries	9.5

			Industrial Services	5.2

			Industrial Products	2.7

			Financial Services	2.6

			Cash & Cash Equivalents	12.7

THE ROYCE FUNDS ANNUAL REPORT 2003 | 11

ROYCE VALUE PLUS FUND

	AVERAGE ANNUAL TOTAL RETURNS
MANAGERS’ DISCUSSION
It seemed as if the “plus” in the Fund’s name could have stood for “performance” last year. Royce Value Plus Fund (RVP) enjoyed a stellar 2003. Its 79.9% return was not simply a splendid absolute result, it was also substantially ahead of its benchmark, the Russell 2000, which was up 47.3% for the same period. The Fund continued its torrid start in the year’s second half, when it again outpaced the Russell 2000, up 35.5% versus 24.9% for the benchmark. We were even more pleased that the Fund enjoyed a performance advantage over the small-cap index from the small-cap market trough on 10/9/02 through 12/31/03 up 122.8% versus 73.1% for the Russell 2000. Beating the benchmark during a dramatic market upswing is notable, and quite frankly not something that we would expect to achieve with the Fund’s value approach. RVP also outperformed the Russell 2000 for the two-year and since inception (6/14/01) periods ended 12/31/03. The Fund’s average annual total return since inception was 27.7%.
          In 2003, two of the stock market’s hottest areas were Technology companies and micro-cap stocks, both of which were well-represented in the Fund’s portfolio and helped to significantly bolster performance. Both Tech and micro-cap stocks were hit hard in 2002’s bear market, which gave us the opportunity to build existing positions or purchase shares in new ones. We chose primarily to keep the portfolio relatively more concentrated, increasing our stakes in our highest-confidence companies late in 2002, especially those that had what we regarded as promising growth prospects. By the end of 2003, we were reducing positions in several Tech holdings while building others, particularly in Natural Resources and Health. We built a large position in TTM Technologies during the fall of 2002 when its price was falling. We liked its balance sheet and niche business of

	Through 12/31/03
	July-Dec 2003*	35.46%

	1-Year	79.88

	Since Inception(6/14/01)	27.66
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVP

	2003	79.9%

	2002	-14.7

	2001*	21.5
*	Inception through 12/31/01

			GOOD IDEAS THAT WORKED
Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed in the second quarter and hasn’t shown signs of slowing down yet. We started to reduce our position in October at substantial gains, though we still thought very highly of its core business.

			2003 Net Realized and Unrealized Gain
			Transaction Systems Architects Cl. A	$249,943

			Hecla Mining Company	235,799

			New Frontier Media	207,978

			TTM Technologies	207,953

			Endo Pharmaceuticals Holdings	199,405

Hecla Mining Company — The company has substantial operations in silver mining that we think could brighten the firm’s future. Although its commodity prices have lagged those of other precious metals, silver has industrial applications unavailable to other precious metals, which to us indicates a potential edge for companies who mine it. We built our position in 2003.

12 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

manufacturing specialty circuit boards. Increased revenues and earnings, as well as Wall Street attention, seemed to attract more investors. We began to reduce our position in August 2003 and sold the last of our shares in December. A firm with a rising stock price whose long-term prospects we like is TSX Group, the company that owns and operates the Toronto Stock Exchange, the third largest in North America. We first purchased the stock last spring shortly after its initial public offering, which most American equity analysts greeted with little fanfare. We built our position through the summer, attracted to the company’s increased earnings and technological innovations. We also received a favorable currency exchange benefit due to the weakening American dollar.
          We also built our position in eFunds Corporation. A spin-off from another firm, it had been plagued by accounting problems, but showed signs of turning itself around when new management came on board in late 2002. We think that it has terrific growth potential. The firm’s four businesses create technologies that make ATMs work and improve the efficiency of other electronically based financial transactions. Another firm whose low price and interesting business hooked our attention was Omega Protein. The company makes products from menhaden, a fish rich in nutritious Omega-3 fatty acids. The summer of 2003’s light catch drove its price down to a level that we liked. We are also intrigued by the company’s broadening applications of its products from meal for livestock to nutritional supplements for people. Although its fast-rising price led us to sell some shares during the year, we were still confident in the future prospects for Endo Pharmaceuticals Holdings, a firm that we think is well-run and conservatively capitalized.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$393 million

			Weighted Average P/B Ratio	2.1x

			Weighted Average Yield	0.2%

			Fund Net Assets	$20 million

			Turnover Rate	161%

			Number of Holdings	55

			Symbol (Investment Class)	RYVPX

			TOP 10 POSITIONS % of Net Assets
			Ensign Resource Service Group	3.1%

			eFunds Corporation	3.0

			Nu Skin Enterprises Cl. A	2.9

			Hecla Mining Company	2.9

GOOD IDEAS AT THE TIME		SurModics — We initially saw potential in this healthcare company’s business of enhancing the surface characteristics of medical devices and biomedical applications, but difficulties for its primary customer’s business prompted us to sell our shares and move on for now.	Exponent	2.5
2003 Net Realized and Unrealized Loss
SurModics	$63,423		Endo Pharmaceuticals Holdings	2.4

Three-Five Systems	46,192		Lexicon Genetics	2.3

Meridian Gold	38,565		Omega Protein	2.3

Somera Communications	32,600		PLATO Learning	2.1

RADVision	23,082		Input/Output	2.0
Three-Five Systems — We were initially attracted to the company’s flat-panel display business, but an autumn earnings disappointment prompted us to sell our shares and move on.
			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Natural Resources	20.4%

			Industrial Services	15.4

			Technology	14.0

			Health	13.6

			Consumer Services	6.4

			Financial Intermediaries	4.8

			Financial Services	4.0

			Consumer Products	3.4

			Industrial Products	0.6

			Cash & Cash Equivalents	17.4

THE ROYCE FUNDS ANNUAL REPORT 2003 | 13

ROYCE TECHNOLOGY VALUE FUND

	AVERAGE ANNUAL TOTAL RETURNS
MANAGER’S DISCUSSION
The robust returns of Technology stocks in the recent rally were more than evident in the calendar-year performance of Royce Technology Value Fund (RTV). The Fund finished 2003 with an impressive absolute return of 90.7%, ahead of its benchmark, the Russell 2500 Technology Index, which was up 77.9% for the same period. We think that the Fund’s current benchmark more accurately reflects RTV’s emphasis on Technology companies and its selection universe of mid-, small-, and micro-cap stocks. We were pleased to see RTV do well in 2003’s second half, when the rally began to broaden. It outpaced its benchmark for the six-month period ended 12/31/03, up 38.8% versus a gain of 36.2% for the Russell 2500 Technology Index. More importantly, the Fund did not substantially lag its benchmark from the small-cap market trough on 10/9/02 through 12/31/03 (+142.9% versus +154.4%). RTV also outperformed the Russell 2500 Technology Index for the since inception (12/31/01) period ended 12/31/03. The Fund’s average annual total return since inception was 28.5%.
          Having enjoyed such a terrific year, it may seem odd to raise objections, but we were surprised by the overall record of Tech stocks in the rally that began in October 2002. It seemed to us that many investors lacked discrimination, basing their decisions more on momentum and less on attractive valuations. The market made room for considerable speculation in Tech stocks, as companies with what we deemed mediocre fundamentals saw their prices bid up to substantially inflated valuations, a development made possible by ample levels of liquidity throughout the equity market. We do not see the swelling of another bubble in this activity, but we noticed enough seemingly careless buying to raise concerns that investors have still not learned from the negative experiences of the recent bear market. We believe that there is good news in this for

	Through 12/31/03
	July-December 2003*	38.79%

	1-Year	90.72

	Since Inception(12/31/01)	28.52
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTV

	2003	90.7%

	2002	-13.4

			GOOD IDEAS THAT WORKED
Netopia — When we first bought shares in August, we liked the growing business and expanding market share of this manufacturer of broadband modems and routers for digital subscriber lines (DSL). After it doubled in price, we sold our shares in November.

			2003 Net Realized and Unrealized Gain
			Netopia	$2,719,008

			Covad Communications Group	2,391,642

			SCO Group (The)	1,921,064

			CyberSource Corporation	1,863,954

			InfoSpace	1,498,853

Covad Communications Group — This DSL broadband data access provider emerged out of bankruptcy late in 2002. It thrived in 2003 by providing products to AT&T and MCI, helping these firms compete in the fast-growing consumer and small business markets for DSL service.

14 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

value-oriented, mostly small-cap Tech investors like us – as the year wore on, we saw more pricing inefficiencies in small- and micro-cap Tech businesses than in larger asset classes. Although it’s true that much of the value in the sector remained more relative than absolute at year-end, we still believe that potentially attractive opportunities exist among small-cap Tech stocks. The situation does not resemble 2002, when the number of attractively undervalued companies seemed plentiful, but by the end of the year, we were still seeing what we thought were solid companies that had been disproportionately punished by investors fleeing their stock.
          In the Fund’s portfolio, we reduced or sold off some positions, but on the whole saw what we felt were good reasons to keep holding many companies that generated high gains in 2003. CyberSource Corporation creates payment authorization and credit card verification software for web-based transactions. We first bought shares in 2002, attracted to its low price relative to its potential growth as a business and were content to continue buying through November 2003. InfoSpace has two businesses: The larger is an Internet search engine on which sponsors pay to be seen, and the second, smaller business involves wireless and Internet platforms of software and application services. We think that its larger business can continue to grow. The firm has a good-sized cash reserve and is followed by few Wall Street analysts. NetRatings offers Internet audience measurement and sells its information to a variety of businesses. The firm is affiliated with Nielsen Media Research, which provides potentially lucrative cross-selling arrangements, and was trading near its cash value per share when we first began to buy shares in May 2003.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$421 million

			Weighted Average P/B Ratio	2.6x

			Weighted Average Yield	0.0%

			Fund Net Assets	$102 million

			Turnover Rate	64%

			Number of Holdings	82

			Symbol (Investment Class)	RYTVX

			TOP 10 POSITIONS % of Net Assets
			SCO Group (The)	7.1%

			CyberSource Corporation	5.3

			NetRatings	4.6

			Scientific-Atlanta	4.5

GOOD IDEAS AT THE TIME		Scientific-Atlanta — We had owned shares of this firm in the Fund before and were drawn to it once again in September by its status as a leader in the digital video recorder (DVR) business, which gives cable television viewers on-demand	Verity	4.2
2003 Net Realized and Unrealized Loss
Scientific-Atlanta	$762,147		Artisan Components	4.0

Neoforma	659,943		InfoSpace	3.8

LookSmart	594,273		Covad Communications Group	3.7

United Online	326,943		Harmonic	3.2

Mikohn Gaming	300,959		Maxtor Corporation	2.7

programming and allows films on cable to be watched as if viewers were using a VCR.

Neoforma — We still have high hopes for the core business of this provider of supply chain management software for the healthcare industry. The firm’s business-to-business exchange allows hospitals and medical offices to link with suppliers. Its price stalled because suppliers were not signed up as quickly as expected, but we were happy to hold a good-sized stake at year-end.

			INDUSTRY GROUP BREAKDOWN
			% of Net Assets
			Internet Software and Services	20.8%

			Telecommunication	19.6

			Software	16.8

			Advertising and Publishing	10.3

			Semiconductors and Equipment	6.6

			Components and Systems	5.8

			Health Services	4.6

			Commercial Services	1.5

			IT Services	1.4

			Sports and Recreation	0.7

			Leisure and Entertainment	0.7

			Media and Broadcasting	0.7

			Information and Processing	0.6

			Securities Brokers	0.6

			Aerospace and Defense	0.4

			Miscellaneous	1.9

			Cash & Cash Equivalents	7.0

THE ROYCE FUNDS ANNUAL REPORT 2003 | 15

ROYCE 100 FUND

CUMULATIVE TOTAL RETURNS
MANAGER’S DISCUSSION
The Fund’s inception occurred with the stock market rally well under way. For the period ended 12/31/03, the Royce 100 Fund (ROH) was up 10.7% from its inception on 6/30/03. Although ROH trailed its small-cap benchmark, the Russell 2000, which was up 24.9% for the same period, we were satisfied with its solid absolute return for the six-month period. Starting a Fund nearly nine months into a surging market for equities presented some challenges in security selection, a factor reflected in the Fund’s relatively high weighting in cash as of the end of the year. The Fund’s goal is to construct a portfolio of approximately 100 small- and micro-cap companies that we believe possess excellent business strengths and/or prospects for growth, high internal rates of return and low leverage and that are trading significantly below our estimate of their current worth. We found what we thought were conservatively capitalized, financially strong businesses for the Fund’s portfolio, though it could be argued that many were better bargains late in 2002 or earlier in 2003. Having said that, we want to emphasize that these were short-term concerns and that the Fund’s objectives are concentrated strictly on the long term.
          Holdings in Technology, the Fund’s largest sector, made the greatest positive impact on performance. We were frankly surprised to see the sector maintain leadership from the beginning of the rally in October 2002 through the end of 2003. In many cases, investors seemed to find the promise of profitability more enticing than the real thing, a development that gives fits to value investors like us. Skyrocketing prices and concerns about their sustainability led us to trim some of our Tech holdings before the end of the year. We reduced our position in information technology (IT) consultant, BearingPoint, in September after its price rose. A faster-than-anticipated price increase also prompted us to sell half of our position

Through 12/31/03
July-Dec 2003	10.66%

Since Inception (6/30/03)	10.66

		GOOD IDEAS THAT WORKED
Transaction Systems Architects Cl. A — The price of this e-commerce and e-payment software company skyrocketed during 2003 (and hasn’t shown signs of slowing down yet). We held a large position at the end of the year because we still thought very highly of its core business.

		2003 Net Realized and Unrealized Gain
		Transaction Systems Architects Cl. A	$23,393

		Black Box	15,947

		Tom Brown	13,000

		Rayonier	12,496

		Keith Companies	11,866

Black Box — The company is involved in network infrastructure systems, products and services, primarily for the cable and telecommunications industries. We first bought shares in July, then trimmed our position in September when its price moved quickly upward.

16 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

in North Pittsburgh Systems, a regional telephone company and broadband access provider. However, there were other Tech firms in which we were happy to hold large positions at December 31. American Power Conversion manufactures a variety of electronic products, including uninterruptible power supply products, direct current power systems, electrical surge protection devices (surge suppressors), precision cooling equipment and power management software and accessories. We were initially drawn to its low debt and solid cash position. We have long liked the core business of electronic components distributor Arrow Electronics. We built a good-sized stake in ROH’s portfolio in August, and its price climbed through the rest of the year.
          The Fund’s top holding, Keith Companies, is a full-service engineering and consulting services business specializing in real estate firms and public works projects. Its price moved upward through most of the fourth quarter. Asset management companies tend to have perennial appeal to us, at least if they are well-run businesses with strong growth potential, which we believe is the case with both Gabelli Asset Management and SEI Investments. We also like the core business of eFunds Corporation. Originally a spin-off from another firm, it had been plagued by accounting problems, but showed signs of turning itself around when new management came on board in late 2002. The firm’s four businesses create technologies that make ATMs work and improve the efficiency of other electronically based financial transactions. We think that it has terrific growth potential. We also built positions in oil and natural gas companies Tom Brown and Penn Virginia, as well as in Tidewater, a firm that provides offshore supply vessels and marine support services to offshore energy companies.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$1,146 million

			Weighted Average P/E Ratio	22.1x

			Weighted Average P/B Ratio	2.1x

			Weighted Average Yield	1.0%

			Fund Net Assets	$2.5 million

			Turnover Rate	8%

			Number of Holdings	69

			Symbol (Investment Class)	RYOHX

			TOP 10 POSITIONS % of Net Assets
			Keith Companies	3.8%

			Gabelli Asset Management Cl. A	3.2

			SEI Investments	3.0

			Roto-Rooter	2.8

GOOD IDEAS AT THE TIME		CNA Surety — In 2003, this insurance holding company still seemed to be suffering from the ill-effects of writing bad business in prior years. We still had faith in its ability to turn itself around at the end of the year.	Tom Brown	2.6
2003 Net Realized and Unrealized Loss
CNA Surety	$2,648		Tidewater	2.4

Action Performance Companies	1,286		Penn Virginia	2.2

Cognex Corporation	1,274		Black Box	1.8

Cimarex Energy	875		Transaction Systems
			Architects Cl. A	1.8
Symbol Technologies	699
Action Performance Companies — Although we liked the long-term growth prospects of this firm, which markets licensed products related to the National Association of Stock Car Auto Racing (NASCAR), its declining stock price prompted us to sell our shares early in 2004.			Arrow International	1.8

			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Technology	14.6%

			Financial Services	13.9

			Industrial Services	13.5

			Natural Resources	10.1

			Industrial Products	8.9

			Health	6.3

			Financial Intermediaries	5.7

			Consumer Services	4.9

			Consumer Products	2.5

			Cash & Cash Equivalents	19.6

THE ROYCE FUNDS ANNUAL REPORT 2003 | 17

ROYCE DISCOVERY FUND

CUMULATIVE TOTAL RETURNS
MANAGER’S DISCUSSION
However brief, we were pleased with the opening performance period of Royce Discovery Fund (RDF). The Fund had a cumulative return of 14.0% from its inception on 10/3/03 through 12/31/03, ahead of its small-cap benchmark, the Russell 2000, which was up 9.0% cumulatively for the same period. Although this short-term performance cannot be used to gauge RDF’s longer-term prospects, we were happy to see it outpace the benchmark in a market in which value stocks began to take a more active role in the rally.
          The Fund uses a proprietary quantitative model to select a diversified portfolio of micro-cap stocks. Its sector weightings reflect those of its selection universe – companies with market caps less than $400 million. We believe that no one can consistently time the market with sustained efficiency and accuracy. We do not intend to make sector or industry bets in the portfolio, instead keeping the emphasis solely on a bottom-up strategy of stock selection. RDF differs from other Royce-managed portfolios in that it utilizes a strictly quantitative method in its attempt to identify undervalued securities. In selecting stocks for the Fund’s portfolio, we screen for information that is used by our other managers – returns on invested capital, financial leverage, P/E, price-to-book, etc. – and combine these and other quantitative measures into the Fund’s proprietary portfolio model.

Through 12/31/03
Since Inception (10/3/03)	14.00%

		GOOD IDEAS THAT WORKED		Petroleum Development — We first purchased shares of this natural gas and oil company in October. Its price climbed steadily through much of 2003, especially in the fourth quarter.
		2003 Net Realized and Unrealized Gain
		Petroleum Development	$11,839

		TransGlobe Energy	10,412

		dj Orthopedics	8,830

		FPIC Insurance Group	6,156

		North American Palladium	5,691

TransGlobe Energy — The operations of this oil and gas exploration company are primarily centered in Canada and the Republic of Yemen. Its stock price also appreciated considerably in the fourth quarter.

18 | THE ROYCE FUNDS ANNUAL REPORT 2003

PERFORMANCE AND PORTFOLIO REVIEW

Because some stocks may appear statistically cheap, the model includes a method for trying to identify those companies that we believe reveal value as businesses and are thus not likely to remain at depressed prices indefinitely. However, we will seldom be in the position of knowing why a particular holding performed well over a certain time period while another did not. The model is set up to capture pricing inefficiencies using traditional value metrics, but is not designed to account for why the price of some positions rose while others remained low. The portfolio is highly diversified in an effort to minimize downside risk from any particular investment and to capture the small return inefficiency of a large group of stocks.
          Holdings in the oil and gas industry made the greatest positive impact on the Fund’s initial performance period, mostly due to its top two gainers. Also making a substantial contribution to the Fund’s return were companies in Technology, an understandable occurrence considering the sector’s overall dominance of the stock market in the current rally. Orthopedic sports medicine company dj Orthopedics, FPIC Insurance Group, mining business North American Palladium, Banco Latinoamericano de Exportaciones, Clayton Williams Energy and health and life insurer Ceres Group also turned in strong performances.
			PORTFOLIO DIAGNOSTICS
			Median Market Capitalization	$194 million

			Weighted Average P/E Ratio	13.0x

			Weighted Average P/B Ratio	1.7x

			Weighted Average Yield	0.5%

			Fund Net Assets	$1.4 million

			Turnover Rate	1%

			Number of Holdings	116

			Symbol (Investment Class)	RYDFX

			TOP 10 POSITIONS % of Net Assets
GOOD IDEAS AT THE TIME		Friedman’s Cl. A — The stock price of this specialty retailer of fine jewelry suffered in the wake of accounting problems and a subsequent class-action lawsuit.	Petroleum Development	2.3%
2003 Net Realized and Unrealized Loss
Friedman’s Cl. A	$4,410		Banco Latinoamericano de
			Exportaciones Cl.E	1.7
Forgent Networks	2,282
			Ceres Group	1.6
Penn Octane	2,044
			dj Orthopedics	1.6
Synovis Life Technologies	1,879
			EnPro Industries	1.5
Worldwide Restaurant
Concepts	1,848		Harvard Bioscience	1.4

			Gundle/Environmental	1.4
Forgent Networks — Although its price rose through much of the year, a fourth-quarter stumble lowered the price of this provider of meeting and scheduling software and services.
			TransGlobe Energy	1.4

			Pomeroy IT Solutions	1.3

			FPIC Insurance Group	1.3

			PORTFOLIO SECTOR BREAKDOWN
			% of Net Assets
			Technology	20.4%

			Health	18.4

			Financial Intermediaries	11.4

			Industrial Products	10.1

			Industrial Services	9.4

			Natural Resources	9.1

			Consumer Services	5.6

			Financial Services	5.4

			Consumer Products	2.9

			Cash & Cash Equivalents	7.3

THE ROYCE FUNDS ANNUAL REPORT 2003 | 19

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION: Charles M. Royce, Trustee,* President		NAME AND POSITION: David L. Meister, Trustee
Age: 64	No. of Funds Overseen: 19	Age: 64	No. of Funds Overseen: 19
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers (since October 2001) of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:  G. Peter O’Brien, Trustee

NAME AND POSITION: Mark R. Fetting, Trustee*
Age: 49	No. of Funds Overseen: 19
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.
		Age: 58	No. of Funds Overseen: 19
Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 22 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; Director of Renaissance Capital Greenwich Funds; Vice President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION: John D. Diederich, Vice President and Treasurer
Age: 52
Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION: Jack E. Fockler, Jr., Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION: W. Whitney George, Vice President
Age: 45
Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION: Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 41
Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION: John E. Denneen, Secretary
Age: 36
Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce; Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION: Donald R. Dwight, Trustee
Age: 72	No. of Funds Overseen: 19
Tenure: Since 1998	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the 94 Eaton Vance Funds.

NAME AND POSITION: Richard M. Galkin, Trustee
Age: 65	No. of Funds Overseen: 19
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION: Stephen L. Isaacs, Trustee
Age: 64	No. of Funds Overseen: 19
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaac’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION: William L. Koke, Trustee
Age: 69	No. of Funds Overseen: 19
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available at www.roycefunds.com and can be obtained without charge by calling 1-800-221-4268.
20 | THE ROYCE FUNDS ANNUAL REPORT 2003

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2003

ROYCE VALUE FUND

COMMON STOCKS – 87.3%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 12.0%			Health Services - 10.2%
Apparel and Shoes - 3.7%			†AMN Healthcare Services [a]	3,221	$55,272
Polo Ralph Lauren Cl. A	4,300	$123,840	†AMERIGROUP Corporation [a]	1,100	46,915
†Steven Madden [a]	1,200	24,480	†Centene Corporation [a]	1,400	39,214
			†Cross Country Healthcare [a]	9,200	137,264
		148,320	†Molina Healthcare [a]	3,700	93,351
			US Oncology [a]	3,800	40,888
Home Furnishing/Appliances - 1.6%
†Natuzzi ADR [b]	6,600	66,528			412,904

Sports and Recreation - 3.0%			Surgical Products and Devices - 0.8%
†Callaway Golf	4,700	79,195	†Viasys Healthcare [a]
†Winnebago Industries	600	41,250		1,500	30,900

		120,445	Total (Cost $517,466)		612,728

Other Consumer Products - 3.7%			Industrial Products – 2.7%
†Fossil [a]	1,400	39,214	Building Systems and Components - 1.4%
†RC2 Corporation [a]	3,000	62,250	Simpson Manufacturing [a]	1,100	55,946
†Yankee Candle Company [a]	1,700	46,461
			Machinery - 1.3%
		147,925	†Thomas Industries	1,500	51,990

Total (Cost $381,953)		483,218	Total (Cost $79,270)		107,936

Consumer Services – 12.0%			Industrial Services – 5.2%
Direct Marketing - 2.8%			Commercial Services - 3.2%
Nu Skin Enterprises Cl. A	6,700	114,503	†FTI Consulting [a]	2,700	63,099
			†West Corporation [a]	2,800	65,044
Restaurants/Lodgings - 2.8%
†Bob Evans Farms	1,100	35,706			128,143
†CEC Entertainment [a]	800	37,912
†Ryan’s Family Steak Houses [a]	2,500	37,850	Engineering and Construction - 2.0%
			Dycom Industries [a]	3,000	80,460
		111,468
			Total (Cost $162,505)		208,603
Retail Stores - 6.4%
Big Lots [a]	5,900	83,839	Natural Resources – 18.5%
†Buckle (The)	3,800	84,170	Energy Services - 4.5%
†Cato Corporation Cl. A	700	14,350	†Ensign Resource Service Group	4,800	76,512
†Electronics Boutique Holdings [a]	3,400	77,826	†Oil States International [a]	3,600	50,184
			†Patterson-UTI Energy [a]	1,700	55,964
		260,185
					182,660
Total (Cost $418,318)		486,156
			Oil and Gas - 10.1%
Financial Intermediaries – 9.5%			Cimarex Energy [a]	3,300	88,077
Insurance - 7.8%			†Houston Exploration Company (The) [a]	2,500	91,300
†AmerUs Group	600	20,982	†Remington Oil & Gas [a]	3,000	59,070
†Aspen Insurance Holdings [a]	3,700	91,797	†St. Mary Land & Exploration Company	2,700	76,950
Erie Indemnity Company Cl. A	1,100	46,618	Unit Corporation [a]	3,900	91,845
ProAssurance Corporation [a]	700	22,505
†Reinsurance Group of America	900	34,785			407,242
†Scottish Re Group	4,800	99,744
			Precious Metals and Mining - 3.9%
		316,431	†Glamis Gold [a]	2,500	42,800
			†Hecla Mining Company [a]	13,700	113,573
Other Financial Intermediaries - 1.7%
†TSX Group	2,000	66,390			156,373

Total (Cost $317,652)		382,821	Total (Cost $605,398)		746,275

Financial Services – 2.6%			Technology – 9.6%
Information and Processing - 2.6%			Components and Systems - 0.6%
†eFunds Corporation [a]	6,000	104,100	†KEMET Corporation [a]	1,700	23,273

Total (Cost $67,542)		104,100	IT Services - 5.6%
			†American Management Systems [a]	7,700	116,039
Health – 15.2%			MAXIMUS [a]	1,900	74,347
Drugs and Biotech - 4.2%			Perot Systems Cl. A [a]	2,000	26,960
Endo Pharmaceuticals Holdings [a]	4,200	80,892	Syntel	400	9,884
Perrigo Company	5,600	88,032
					227,230
		168,924

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 21

SCHEDULE OF INVESTMENTS
ROYCE VALUE FUND (continued)			ROYCE VALUE PLUS FUND

			COMMON STOCKS – 82.6%
	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Consumer Products – 3.4%
Semiconductors and Equipment - 0.7%			Publishing - 1.9%
Entegris [a]	2,200	$28,270	†Journal Communications Cl. A	21,000	$389,130
Software - 2.7%
Sybase [a]	3,500	72,030	Other Consumer Products - 1.5%
†Transaction Systems Architects Cl. A [a]	1,700	38,471	†Matthews International Cl. A	10,000	295,900

		110,501	Total (Cost $607,500)		685,030

Total (Cost $282,615)		389,274	Consumer Services – 6.4%
			Direct Marketing - 2.9%
TOTAL COMMON STOCKS			Nu Skin Enterprises Cl. A	35,000	598,150
(Cost $2,832,719)		3,521,111	Leisure/Entertainment - 1.5%
			†New Frontier Media [a]	32,500	300,625
REPURCHASE AGREEMENT – 14.9%
State Street Bank & Trust Company,			Restaurants/Lodgings - 1.2%
0.30% dated 12/31/03, due 1/2/04,			†Total Entertainment Restaurant [a]	20,600	248,848
maturity value $600,010 (collateralized			Retail Stores - 0.8%
by U.S. Treasury Notes, 4.25%			†Hibbett Sporting Goods [a]	5,000	149,000
due 11/15/13, valued at $613,050)
(Cost $600,000)		600,000	Total (Cost $988,733)		1,296,623

TOTAL INVESTMENTS – 102.2%			Financial Intermediaries – 4.8%
(Cost $3,432,719)		4,121,111	Banking - 1.7%
			†Cardinal Financial [a]	40,500	335,340
LIABILITIES LESS CASH AND OTHER ASSETS – (2.2)%		(86,798)
			Securities Brokers - 1.5%
NET ASSETS – 100.0%		$4,034,313	†Stifel Financial [a]	16,000	312,000

			Other Financial Intermediaries - 1.6%
			†TSX Group	10,000	331,953

			Total (Cost $735,642)		979,293

			Financial Services – 4.0%
			Information and Processing - 3.0%
			†eFunds Corporation [a]	35,000	607,250

			Investment Management - 1.0%
			U.S. Global Investors Cl. A [a]	50,000	211,000

			Total (Cost $507,217)		818,250

			Health – 13.6%
			Commercial Services - 1.5%
			Bruker BioSciences [a]	15,000	68,250
			Discovery Partners International [a]	40,000	246,000

					314,250

			Drugs and Biotech - 8.3%
			Emisphere Technologies [a]	15,000	82,200
			Endo Pharmaceuticals Holdings [a]	25,100	483,426
			Lexicon Genetics [a]	80,400	473,556
			Perrigo Company	18,000	282,960
			†QLT [a]	15,000	282,750
			VIVUS [a]	25,300	95,887

					1,700,779

			Health Services - 1.1%
			†US Oncology [a]	20,900	224,884

			Personal Care - 1.1%
			Ocular Sciences [a]	7,500	215,325

			Surgical Products and Devices - 1.6%
			†Arrow International	13,000	324,740

			Total (Cost $2,397,703)		2,779,978

22 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 0.6%			Semiconductors and Equipment - 4.6%
Industrial Components - 0.6%			CEVA [a]	25,000	$260,000
†Mechancial Technology [a]	23,000	$125,810	Credence Systems [a]	17,000	223,720
			Exar Corporation [a]	10,000	170,800
Total (Cost $137,348)		125,810	Semitool [a]	26,433	283,388

Industrial Services – 15.4%					937,908
Advertising/Publishing - 2.0%
†Modem Media Cl. A [a]	50,000	408,500	Software - 4.0%
			†PLATO Learning [a]	39,900	420,945
Commercial Services - 3.8%			†SCO Group (The) [a]	10,100	171,700
†Copart [a]	17,300	285,450	Transaction Systems Architects Cl. A [a]	10,000	226,300
Exponent [a]	23,500	502,900
					818,945
		788,350
			Telecommunication - 1.6%
Engineering and Construction - 4.6%			ViaSat [a]	7,000	133,980
Dycom Industries [a]	14,500	388,890	†Vyyo [a]	22,000	187,660
†Insituform Technologies Cl. A [a]	12,400	204,600
†Keith Companies [a]	25,000	340,500			321,640

		933,990	Total (Cost $2,018,933)		2,862,280

Food/Tobacco Processors - 4.0%			TOTAL COMMON STOCKS
†Omega Protein [a]	60,000	463,200	(Cost $13,400,759)		16,859,257
†Zapata Corporation [a]	6,000	347,940
			REPURCHASE AGREEMENT – 15.0%
		811,140	State Street Bank & Trust Company, 0.30% dated 12/31/03, due 1/2/04, maturity value $3,060,051 (collateralized by U.S. Treasury Notes, 4.25% due 11/15/13, valued at $3,125,550)

Transportation and Logistics - 1.0%
†Frozen Food Express Industries [a]	30,000	199,200
			(Cost $3,060,000)		3,060,000
Total (Cost $2,501,775)		3,141,180
			TOTAL INVESTMENTS – 97.6%
Natural Resources – 20.4%			(Cost $16,460,759)		19,919,257
Energy Services - 10.9%
†Ensign Resource Service Group	40,000	637,598	CASH AND OTHER ASSETS LESS LIABILITIES – 2.4%		486,137
Input/Output [a]	92,000	414,920
†OYO Geospace Corporation [a]	13,500	214,394	NET ASSETS – 100.0%		$20,405,394
†Tesco Corporation [a]	50,000	406,500
†Total Energy Services [a]	70,100	252,227
†Veritas DGC [a]	29,000	303,920

		2,229,559

Oil and Gas - 1.7%
Unit Corporation [a]	15,000	353,250

Precious Metals and Mining - 7.8%
Glamis Gold [a]	20,000	342,400
†Hecla Mining Company [a]	70,000	580,300
†Minefinders Corporation [a]	35,000	288,750
†Northern Orion Resources [a]	158,000	376,554

		1,588,004

Total (Cost $3,505,908)		4,170,813

Technology – 14.0%
Internet Software and Services - 2.4%
†Inforte Corporation [a]	20,000	165,800
RealNetworks [a]	56,500	322,615

		488,415

IT Services - 1.4%
†American Management Systems [a]	19,600	295,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 23

SCHEDULES OF INVESTMENTS
ROYCE TECHNOLOGY VALUE FUND

COMMON STOCKS – 93.0%
	SHARES	VALUE		SHARES	VALUE
Advertising/Publishing - 10.3%			Securities Brokers - 0.6%
FindWhat.com [a]	110,000	$2,062,500	E*TRADE Financial [a]	45,000	$569,250
Harris Interactive [a]	15,000	124,500
†infoUSA [a]	230,000	1,706,600	Total (Cost $361,548)		569,250
†Modem Media Cl. A [a]	220,000	1,797,400
†NetRatings [a]	410,000	4,686,300	Semiconductors and Equipment - 6.6%
ValueClick [a]	20,000	181,600	Artisan Components [a]	200,000	4,100,000
			†Intevac [a]	71,000	1,001,810
Total (Cost $8,920,054)		10,558,900	†Ultratech [a]	55,000	1,615,350

Aerospace/Defense - 0.4%			Total (Cost $5,715,142)		6,717,160
†Innovative Solutions and Support [a]	25,000	406,000
			Software - 16.8%
Total (Cost $285,735)		406,000	†Ascential Software [a]	30,000	777,900
			†Descartes Systems Group (The) [a]	300,000	846,000
Commercial Services - 1.5%			†Digital Impact [a]	610,000	1,756,800
†Gevity HR	10,000	222,400	ILOG ADR [a,b]	12,000	147,600
Metro One Telecommunications [a]	3,500	9,100	Indus International [a]	40,000	120,000
†Pegasystems [a]	140,000	1,206,800	ManTech International Cl. A [a]	80,000	1,996,000
West Corporation [a]	3,000	69,690	†SCO Group (The) [a]	430,000	7,310,000
			Verity [a]	255,000	4,255,950
Total (Cost $1,329,756)		1,507,990
			Total (Cost $14,113,480)		17,210,250
Components and Systems - 5.8%
American Power Conversion	62,000	1,515,900	Sports and Recreation - 0.7%
Komag [a]	100,000	1,463,000	†Mikohn Gaming [a]	170,000	765,000
†Maxtor Corporation [a]	250,000	2,775,000
Western Digital [a]	12,000	141,480	Total (Cost $1,065,959)		765,000

Total (Cost $5,112,004)		5,895,380	Telecommunication - 19.6%
			Alvarion [a]	15,000	173,250
Health Services - 4.6%			†Arris Group [a]	200,000	1,448,000
†Allscripts Healthcare Solutions [a]	175,000	931,000	†Aspect Communcations [a]	30,000	472,800
†Eclipsys Corporation [a]	160,000	1,862,400	†Corvis Corporation [a]	250,000	425,000
†Neoforma [a]	180,000	1,915,200	Covad Communications Group [a]	1,050,000	3,780,000
			Extreme Networks [a]	50,000	360,500
Total (Cost $5,155,892)		4,708,600	†Harmonic [a]	458,000	3,320,500
			†Intrado [a]	50,000	1,097,500
IT Services - 1.4%			†Lightbridge [a]	100,000	910,000
†Tyler Technologies [a]	150,000	1,444,500	Net2Phone [a]	80,000	544,000
			†PC-Tel [a]	160,000	1,697,600
Total (Cost $1,079,741)		1,444,500	†Scientific-Atlanta	170,000	4,641,000
			†Sierra Wireless [a]	80,000	1,230,400
Information and Processing - 0.6%
†eFunds Corporation [a]	36,000	624,600	Total (Cost $17,548,906)		20,100,550

Total (Cost $499,954)		624,600	Miscellaneous - 1.9%
			Total (Cost $1,808,885)		1,942,627
Internet Software and Services - 20.8%
CyberSource Corporation [a]	1,050,000	5,418,000	TOTAL COMMON STOCKS
DoubleClick [a]	70,000	715,400	(Cost $80,207,782)		95,237,876
Dynabazaar	150,000	49,500
ePresence [a]	350,000	1,312,500	REPURCHASE AGREEMENT – 6.5%
†InfoSpace [a]	170,000	3,918,500	State Street Bank & Trust Company,
†Internap Network Services [a]	450,000	1,102,500	0.30% dated 12/31/03, due 1/2/04,
Jacada [a]	470,000	1,480,500	maturity value $6,628,110
†NetIQ Corporation [a]	90,000	1,192,500	(collateralized by U.S. Treasury
†Openware Systems [a]	6,666	73,326	Notes, 1.125% due 6/30/05, valued
†S1 Corporation [a]	220,000	1,771,000	at $6,762,469) (Cost $6,628,000)		6,628,000
†Selectica [a]	170,000	727,600
†Stamps.com [a]	300,000	1,860,000	TOTAL INVESTMENTS – 99.5%
Stellent [a]	15,000	147,600	(Cost $86,835,782)		101,865,876
United Online [a]	90,000	1,511,100
			CASH AND OTHER ASSETS
Total (Cost $16,516,464)		21,280,026	LESS LIABILITIES – 0.5%		542,008

Leisure/Entertainment - 0.7%			NET ASSETS – 100.0%		$102,407,884
†InterActiveCorp [a]	14,268	484,113
NetFlix [a]	5,000	273,450

Total (Cost $334,508)		757,563

Media & Broadcasting - 0.7%
†LodgeNet Entertainment [a]	41,000	749,480

Total (Cost $359,754)		749,480

24 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003
ROYCE 100 FUND

COMMON STOCKS – 80.4%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 2.5%			Surgical Products and Devices - 3.4%
Collectibles - 0.8%			†Arrow International	1,800	$44,964
†Action Performance Companies	1,000	$19,600	†Datascope	600	21,510
			†Diagnostic Products	400	18,364
Home Furnishing/Appliances - 0.9%
†American Woodmark	400	22,020			84,838

Publishing - 0.8%			Total (Cost $144,021)		157,798
†Journal Communications Cl. A	1,100	20,383
			Industrial Products – 8.9%
Total (Cost $63,626)		62,003	Construction Materials - 0.7%
			†Centex Construction Products	300	18,081
Consumer Services – 4.9%
Restaurants/Lodgings - 0.7%			Industrial Components - 0.8%
†CBRL Group	500	19,130	†AMETEK	400	19,304

Retail Stores - 4.2%			Machinery - 2.5%
†Borders Group	900	19,728	†Graco	500	20,050
†Buckle (The)	900	19,935	†Stewart & Stevenson Services	3,000	42,150
†Deb Shops	1,600	34,400
†Dress Barn (The) [a]	2,000	29,980			62,200

		104,043	Specialty Chemicals and Materials - 3.2%
			†Balchem Corporation	900	20,520
Total (Cost $113,049)		123,173	†Cabot Corporation	500	15,920
			†Rayonier	1,068	44,345
Financial Intermediaries – 5.7%
Insurance - 5.7%					80,785
†Alleghany Corporation [a]	200	44,500
†Baldwin & Lyons Cl. B	1,000	28,060	Other Industrial Products - 1.7%
†CNA Surety [a]	4,000	38,040	†Brady Corporation Cl. A	500	20,375
†Commerce Group	500	19,750	†HON INDUSTRIES	500	21,660
†Erie Indemnity Company Cl. A	300	12,714
					42,035
Total (Cost $138,140)		143,064
			Total (Cost $209,296)		222,405
Financial Services – 13.9%
Information and Processing - 5.6%			Industrial Services – 13.5%
†Barra	500	17,745	Commercial Services - 7.3%
†eFunds Corporation [a]	1,500	26,025	†Copart [a]	1,200	19,800
†FactSet Research Systems	500	19,105	†Kelly Services Cl. A	700	19,978
†SEI Investments	2,500	76,175	†MPS Group [a]	2,100	19,635
			†Roto-Rooter	1,500	69,150
		139,050	†ServiceMaster Company	3,000	34,950
			†Watson Wyatt & Company Holdings Cl. A [a]	800	19,320
Insurance Brokers - 2.3%
†Brown & Brown	500	16,305			182,833
†Gallagher (Arthur J.) & Company	500	16,245
†Hilb, Rogal & Hamilton Company	800	25,656	Engineering and Construction - 3.8%
			†Keith Companies [a]	7,000	95,340
		58,206
			Industrial Distribution - 0.9%
Investment Management - 6.0%			†Ritchie Bros. Auctioneers	400	21,240
†A.F.P. Provida ADR [b]	700	19,747
†Federated Investors Cl. B	1,000	29,360	Printing - 0.7%
†Gabelli Asset Management Cl. A	2,000	79,600	†Courier Corporation	450	17,312
†Nuveen Investments Cl. A	800	21,328
			Transportation and Logistics - 0.8%
		150,035	†Alexander & Baldwin	600	20,214

Total (Cost $325,104)		347,291	Total (Cost $303,990)		336,939

Health – 6.3%			Natural Resources – 10.1%
Drugs and Biotech - 2.7%			Energy Services - 3.8%
†Affymetrix [a]	800	19,688	†Lufkin Industries	1,200	34,548
†Endo Pharmaceuticals Holdings [a]	800	15,408	†Tidewater	2,000	59,760
†Perrigo Company	2,000	31,440
					94,308
		66,536
			Oil and Gas - 6.3%
Health Services - 0.2%			†Tom Brown [a]	2,000	64,500
†MedQuist [a]	400	6,424	†Cimarex Energy [a]	700	18,683
			†Diamond Offshore Drilling	1,000	20,510

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 25

SCHEDULES OF INVESTMENTS

ROYCE 100 FUND (continued)			ROYCE DISCOVERY FUND

			COMMON STOCKS – 92.7%
	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			Consumer Products – 2.9%
Oil and Gas (continued)			Apparel and Shoes - 0.5%
†Penn Virginia	1,000	$55,650	†Hampshire Group [a]	200	$6,274

		159,343	Home Furnishing/Appliances - 1.1%
			†Hooker Furniture	200	8,160
Total (Cost $229,341)		253,651	†National Presto Industries	200	7,230

Technology – 14.6%					15,390
Components and Systems - 2.9%
†Adaptec [a]	2,700	23,841	Other Consumer Products - 1.3%
†American Power Conversion	1,000	24,450	†First Years (The)	600	8,964
†Symbol Technologies	1,500	25,335	†Radica Games [a]	1,200	8,876

		73,626			17,840

Distribution - 0.9%			Total (Cost $37,643)		39,504
†Arrow Electronics [a]	1,000	23,140
			Consumer Services – 5.6%
IT Services - 6.1%			Direct Marketing - 0.6%
†BearingPoint [a]	2,100	21,189	†Sportsman’s Guide (The) [a]	500	8,575
†Black Box	1,000	46,070
†Gartner Cl. A [a]	3,000	33,930	Restaurants/Lodgings - 1.7%
†Keane [a]	1,600	23,424	†Sunterra Corporation [a]	800	8,880
†Perot Systems Cl. A [a]	2,000	26,960	†Total Entertainment Restaurant [a]	700	8,456
			†Worldwide Restaurant Concepts [a]	2,200	6,160
		151,573
					23,496
Semiconductors and Equipment - 2.1%
†Cognex Corporation	1,200	33,888	Retail Stores - 2.8%
†Exar Corporation [a]	1,100	18,788	†Bon-Ton Stores (The)	1,400	15,540
			†Duckwall-ALCO Stores [a]	500	7,850
		52,676	†Friedman’s Cl. A	700	4,697
			†Trans World Entertainment [a]	1,300	9,256
Software - 1.8%
†Transaction Systems Architects Cl. A [a]	2,000	45,260			37,343

Telecommunication - 0.8%			Other Consumer Services - 0.5%
†North Pittsburgh Systems	1,000	18,910	†E-LOAN [a]	2,300	6,854

Total (Cost $304,922)		365,185	Total (Cost $83,073)		76,268

TOTAL COMMON STOCKS			Financial Intermediaries – 11.4%
(Cost $1,831,489)		2,011,509	Banking - 7.2%
			†Alliance Bankshares [a]	500	9,530
REPURCHASE AGREEMENT – 23.3%			†Banco Latinoamericano
State Street Bank & Trust Company,			de Exportaciones Cl. E [a]	1,200	23,076
0.30% dated 12/31/03, due 1/2/04,			†Crescent Banking Company	200	6,356
maturity value $584,010			†Horizon Bancorp	300	8,265
(collateralized by U.S. Treasury Notes,			†MFC Bancorp [a]	900	16,560
4.25% due 11/15/13, valued at $597,975)			†Maxcor Financial Group	600	7,764
(Cost $584,000)		584,000	†Pelican Financial	700	8,547
			†Wainwright Bank & Trust Company	700	10,003
TOTAL INVESTMENTS – 103.7%			†Washington Savings Bank	900	8,325
(Cost $2,415,489)		2,595,509
					98,426
LIABILITIES LESS CASH
AND OTHER ASSETS – (3.7)%		(93,864)	Insurance - 4.2%
			†Capital Title Group [a]	1,800	7,758
NET ASSETS – 100.0%		$2,501,645	†Ceres Group [a]	3,800	22,192
			†FPIC Insurance Group [a]	700	17,563
			†21st Century Holding Company	400	8,980

					56,493

			Total (Cost $129,843)		154,919

26 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2003

	SHARES	VALUE		SHARES	VALUE
Financial Services – 5.4%			Machinery - 1.4%
Information and Processing - 1.3%			†Cascade Corporation	400	$8,920
†SS&C Technologies	600	$16,770	†Global Power Equipment Group [a]	1,500	10,020

Other Financial Services - 4.1%					18,940
†Asta Funding	300	10,275
†Consumer Portfolio Services [a]	2,700	10,044	Specialty Chemicals and Materials - 3.0%
†Delta Financial [a]	1,300	9,308	†Gundle/Environmental [a]	900	18,684
†Resource America	700	10,500	†Hawkins	900	12,564
†World Acceptance [a]	800	15,928	†Schweitzer-Mauduit International	300	8,934

		56,055			40,182

Total (Cost $59,366)		72,825	Textiles - 1.0%
			†Culp [a]	1,300	14,170
Health – 18.4%
Drugs and Biotech - 3.8%			Other Industrial Products - 2.3%
†Able Laboratories [a]	500	9,035	†EnPro Industries [a]	1,500	20,925
†Bentley Pharmaceuticals [a]	600	7,980	†MITY Enterprises [a]	600	10,500
†Bradley Pharmaceuticals [a]	300	7,629
†DUSA Pharmaceuticals [a]	1,600	8,080			31,425
†Harvard Bioscience [a]	2,200	19,580
			Total (Cost $119,360)		137,835
		52,304
			Industrial Services – 9.4%
			Commercial Services - 3.2%
Health Services - 5.0%			†Exponent [a]	700	14,980
†American Medical Security Group [a]	600	13,452	†Pegasystems [a]	1,100	9,482
†Horizon Health [a]	400	8,660	†RCM Technologies [a]	400	2,948
†MIM Corporation [a]	1,100	7,733	†SOURCECORP [a]	600	15,378
†PainCare Holdings [a]	3,100	9,920
†Pediatric Services of America [a]	900	8,676			42,788
†Quovadx [a]	846	4,149
†SFBC International [a]	300	7,968	Engineering and Construction - 1.1%
†Trover Solutions [a]	1,100	7,293	†Dominion Homes [a]	500	15,165

		67,851	Food/Tobacco Processors - 2.7%
			†M&F Worldwide [a]	1,200	16,032
Personal Care - 1.9%			†Omega Protein [a]	2,000	15,440
†CCA Industries	900	7,515	†Zapata Corporation [a]	100	5,799
†CNS	700	9,590
†Compex Technologies [a]	1,000	8,360			37,271

		25,465	Printing - 0.9%
			†Courier Corporation	300	11,541
Surgical Products and Devices - 7.7%
†Atrion Corporation	200	8,850	Transportation and Logistics - 0.8%
†Candela Corporation [a]	900	16,362	†Vitran Corporation Cl. A [a]	800	11,320
†Closure Medical [a]	400	13,572
†dj Orthopedics [a]	800	21,440	Other Industrial Services - 0.7%
†Invivo Corporation [a]	500	10,960	†Team [a]	900	9,234
†Osteotech [a]	1,000	8,800
†Schick Technologies [a]	1,000	7,400	Total (Cost $111,399)		127,319
†Synovis Life Technologies [a]	500	10,170
†Tutogen Medical [a]	1,500	6,765
			Natural Resources – 9.1%
		104,319	Energy Services - 0.4%
			†Penn Octane [a]	2,500	6,000
Total (Cost $231,548)		249,939
			Oil and Gas - 4.9%
Industrial Products – 10.1%			†Clayton Williams Energy [a]	600	17,442
Building Systems and Components - 1.2%			†Petroleum Development [a]	1,300	30,810
†Drew Industries [a]	600	16,680	†TransGlobe Energy [a]	7,600	18,468

Industrial Components - 1.2%					66,720
†Axsys Technologies [a]	600	8,514
†X-Rite	700	7,924	Precious Metals and Mining - 1.7%
			†North American Palladium [a]	1,800	14,274
		16,438	†Richmont Mines [a]	1,800	8,568

					22,842

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 27

SCHEDULES OF INVESTMENTS	DECEMBER 31, 2003

ROYCE DISCOVERY FUND (continued)

	SHARES	VALUE		SHARES	VALUE
Natural Resources (continued)			IT Services - 0.8%
Real Estate - 2.1%			†Tyler Technologies [a]	1,100	$10,593
†American Home Mortgage Investment	500	$11,255
†Bluegreen Corporation [a]	1,400	8,736	Semiconductors and Equipment - 2.0%
†Kennedy-Wilson [a]	1,300	8,073	†Catalyst Semiconductor [a]	1,500	10,575
			†Diodes [a]	900	17,100
		28,064
					27,675
Total (Cost $89,444)		123,626
			Software - 2.8%
Technology – 20.4%			†American Software Cl. A	1,700	12,170
Aerospace/Defense - 3.9%			†Mobius Management Systems [a]	900	11,385
†Applied Signal Technology	400	9,204	†Pervasive Software [a]	1,100	7,975
†CPI Aerostructures [a]	900	10,710	†TALX Corporation	300	6,909
†LaBarge [a]	1,600	8,736
†MAIR Holdings [a]	2,400	17,472			38,439
†Sensytech [a]	500	7,000
			Telecommunication - 3.2%
		53,122	†Atlantic Tele-Network	400	11,220
			†Comtech Telecommunications [a]	500	14,435
Components and Systems - 3.6%			†Forgent Networks [a]	2,300	5,796
†AMX Corporation [a]	1,600	12,752	†Verilink Corporation [a]	2,100	10,983
†Hypercom Corporation [a]	1,600	7,616	†XETA Technologies [a]	100	605
†Perceptron [a]	1,300	9,880
†Sigmatron International [a]	300	7,827			43,039
†Sypris Solutions	600	10,086
			Total (Cost $245,877)		277,189
		48,161
			TOTAL COMMON STOCKS
Distribution - 1.3%			(Cost $1,107,553)		1,259,424
†Pomeroy IT Solutions [a]	1,200	17,688
			TOTAL INVESTMENTS – 92.7%
Internet Software and Services - 2.8%			(Cost $1,107,553)		1,259,424
†CryptoLogic	1,100	13,091
†Imergent [a]	1,300	11,115	CASH AND OTHER ASSETS
†Internet Gold-Golden Lines [a]	1,800	6,156	LESS LIABILITES – 7.3%		99,885
†Pacific Internet [a]	1,000	8,110
			NET ASSETS – 100.0%		$1,359,309
		38,472

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New additions in 2003.
Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2003 market value.

28 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES				DECEMBER 31, 2003

	Royce Value	Royce Value	Royce Technology	Royce 100	Royce Discovery
	Fund	Plus Fund	Value Fund	Fund	Fund

ASSETS:
Investments at value*	$3,521,111	$16,859,257	$95,237,876	$2,011,509	$1,259,424
Repurchase agreements (at cost and value)	600,000	3,060,000	6,628,000	584,000	–
Cash	11,262	34,904	528	516,605	103,754
Receivable for investments sold	–	318,413	498,212	–	–
Receivable for capital shares sold	3,050	233,165	1,307,344	7,787	6,100
Receivable for dividends and interest	1,187	1,867	55	444	494
Prepaid expenses and other assets	45	141	456	6	1

Total Assets	4,136,655	20,507,747	103,672,471	3,120,351	1,369,773

LIABILITIES:
Payable for investments purchased	87,620	69,186	–	608,474	–
Payable for capital shares redeemed	3,407	2,000	1,079,855	–	–
Payable for investment advisory fees	–	15,838	136,621	–	–
Accrued expenses	11,315	15,329	48,111	10,232	10,464

Total Liabilities	102,342	102,353	1,264,587	618,706	10,464

Net Assets	$4,034,313	$20,405,394	$102,407,884	$2,501,645	$1,359,309

ANALYSIS OF NET ASSETS:
Accumulated net realized gain on investments	69,084	352,737	3,796,802	5,815	22
Net unrealized appreciation on investments	688,392	3,458,498	15,030,094	180,020	151,871
Paid-in capital	3,276,837	16,594,159	83,580,988	2,315,810	1,207,416

Net Assets	$4,034,313	$20,405,394	$102,407,884	$2,501,645	$1,359,309

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)	614,801	2,379,905	12,419,655	452,702	238,623

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price** per share)	$6.56	$8.57	$8.25	$5.53	$5.70

* Investments at identified cost	$2,832,719	$13,400,759	$80,207,782	$1,831,489	$1,107,553

** Shares redeemed within six months of purchase are subject to a 1% (2% for Royce Technology Value Fund) redemption fee, payable to the Fund.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 29

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Value Fund		Royce Value Plus Fund		Royce Technology Value Fund

	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002	Year ended December 31, 2003	Year ended December 31, 2002

INVESTMENT OPERATIONS:
Net investment loss	$(16,614)	$(17,140)	$(79,477)	$(52,579)	$(723,144)	$(55,977)
Net realized gain (loss) on investments	192,190	(21,431)	1,411,409	(185,474)	4,603,267	91,858
Net change in unrealized appreciation (depreciation) on investments	822,583	(330,763)	3,817,799	(624,524)	15,505,253	(475,159)

Net increase (decrease) in net assets from investment operations	998,159	(369,334)	5,149,731	(862,577)	19,385,376	(439,278)

DISTRIBUTIONS:
Net investment income	–	–	–	–	–	–
Net realized gain on investments	(84,399)	(46,805)	(766,753)	(92,834)	(119,202)	–

Total distributions	(84,399)	(46,805)	(766,753)	(92,834)	(119,202)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	1,921,043	369,800	14,919,287	3,261,941	138,943,911	3,737,834
Distributions reinvested	83,818	46,218	725,169	92,125	109,249	–
Value of shares redeemed	(203,454)	(171,912)	(3,558,327)	(682,715)	(60,908,995)	(514,512)
Shareholder redemption fees	454	–	2,710	1,025	211,656	765

Net increase in net assets from capital share transactions	1,801,861	244,106	12,088,839	2,672,376	78,355,821	3,224,087

NET INCREASE (DECREASE) IN NET ASSETS	2,715,621	(172,033)	16,471,817	1,716,965	97,621,995	2,784,809
NET ASSETS:
Beginning of year	1,318,692	1,490,725	3,933,577	2,216,612	4,785,889	2,001,080

End of year	$4,034,313	$1,318,692	$20,405,394	$3,933,577	$102,407,884	$4,785,889

ACCUMULATED NET INVESTMENT LOSS AT END OF PERIOD	$–	$–	$–	$(19,215)	$–	$–

30 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

	Royce 100 Fund	Royce Discovery Fund

	Period ended December 31, 2003*	Period ended December 31, 2003**

INVESTMENT OPERATIONS:
Net investment loss	$(3,602)	$(2,866)
Net realized gain on investments	10,673	2,888
Net change in unrealized appreciation on investments	180,020	151,871

Net increase in net assets from investment operations	187,091	151,893

DISTRIBUTIONS:
Net investment income	–	–
Net realized gain on investments	(1,256)	–

Total distributions	(1,256)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold	2,321,875	1,207,416
Distributions reinvested	1,255	–
Value of shares redeemed	(7,320)	–
Shareholder redemption fees	–	–

Net increase in net assets from capital share transactions	2,315,810	1,207,416

NET INCREASE IN NET ASSETS	2,501,645	1,359,309
NET ASSETS:
Beginning of period	–	–

End of period	$2,501,645	$1,359,309

ACCUMULATED NET INVESTMENT
LOSS AT END OF PERIOD	$–	$–

* From June 30, 2003 (commencement of operations) to December 31, 2003.
** From October 3, 2003 (commencement of operations) to December 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2003 | 31

STATEMENTS OF OPERATIONS			YEAR ENDED DECEMBER 31, 2003

	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund	Royce 100 Fund	Royce Discovery Fund

INVESTMENT INCOME:
Income:
Dividends	$16,398	$45,053	$203,740	$9,602	$1,169
Interest	1,123	5,672	25,697	686	48

Total income	17,521	50,725	229,437	10,288	1,217

Expenses:
Investment advisory fees	22,909	87,384	718,026	9,322	2,740
Distribution fees	5,727	21,846	119,671	2,331	685
Custody	15,965	18,339	36,907	3,071	3,947
Registration	13,529	20,214	43,665	5,013	4,495
Shareholder servicing	10,498	11,570	53,095	6,684	4,156
Professional fees	7,572	7,748	8,076	7,507	7,501
Shareholder reports	1,668	6,343	26,330	164	88
Administrative and office facilities	235	735	1,926	24	3
Trustees’ fees	80	260	876	12	3
Other expenses	1,074	1,319	1,558	222	199

Total expenses	79,257	175,758	1,010,130	34,350	23,817
Fees waived by investment adviser and distributor	(28,636)	(45,556)	(57,549)	(11,653)	(3,425)
Expenses reimbursed by investment adviser	(16,486)	–	–	(8,807)	(16,309)

Net expenses	34,135	130,202	952,581	13,890	4,083

Net investment loss	(16,614)	(79,477)	(723,144)	(3,602)	(2,866)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	192,190	1,411,409	4,603,267	10,673	2,888
Net change in unrealized appreciation (depreciation) on investments	822,583	3,817,799	15,505,253	180,020	151,871

Net realized and unrealized gain on investments	1,014,773	5,229,208	20,108,520	190,693	154,759

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$998,159	$5,149,731	$19,385,376	$187,091	$151,893

32 | THE ROYCE FUNDS ANNUAL REPORT 2003	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers		Portfolio Turnover Rate

ROYCE VALUE FUND (a)
2003(e)	$4.35	$(0.04)	$2.40	$2.36	$—	$(0.15)	$(0.15)	$—	$6.56	54.3%	$4,034	1.49%	3.46%	(0.73)%	181%
2002(e)	5.89	(0.06)	(1.32)	(1.38)	—	(0.16)	(0.16)	—	4.35	(23.5)%	1,319	1.49%	3.08%	(1.26)%	89%
2001	5.00	(0.03)	0.99	0.96	—	(0.07)	(0.07)	—	5.89	19.2%**	1,491	1.49%*	4.18%*	(1.39)%*	74%
ROYCE VALUE PLUS FUND (a)
2003 (e)	$4.97	$(0.05)	$4.01	$3.96	$—	$(0.36)	$(0.36)	$—	$8.57	79.9%	$20,405	1.49%	2.01%	(0.91)%	161%
2002(e)	5.97	(0.07)	(0.81)	(0.88)	—	(0.12)	(0.12)	—	4.97	(14.7)%	3,934	1.49%	2.10%	(1.29)%	110%
2001	5.00	(0.03)	1.10	1.07	—	(0.10)	(0.10)	—	5.97	21.5%**	2,217	1.49%*	3.71%*	(1.46)%*	62%
ROYCE TECHNOLOGY VALUE FUND (b)
2003(e)	$4.33	$(0.11)	$4.01	$3.90	$—	$(0.01)	$(0.01)	$.03	$8.25	90.7%	$102,408	1.99%	2.11%	(1.51)%	64%
2002(e)	5.00	(0.17)	(0.50)	(0.67)	—	—	—	—	4.33	(13.4)%	4,786	1.99%	2.73%	(1.74)%	45%
ROYCE 100 FUND (c)
2003(e)	$5.00	$(0.01)	$0.54	$0.53	$—	$(0.00)	$(0.00)	$—	$5.53	10.7%**	$2,502	1.49%*	3.68%*	(0.39)%*	8%
ROYCE DISCOVERY FUND (d)
2003(e)	$5.00	$(0.01)	$0.71	$0.70	$—	$—	$—	$—	$5.70	14.0%**	$1,359	1.49%*	8.69%*	(1.05)%*	1%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Fund commenced operations on December 31, 2001.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
THE ROYCE FUNDS ANNUAL REPORT 2003 | 33

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
      Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, and Royce Discovery Fund (the “Fund” or “Funds”), are five series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust. Royce Value Fund and Royce Value Plus Fund commenced operations on June 14, 2001, Royce Technology Value Fund commenced operations on December 31, 2001, Royce 100 Fund commenced operations on June 30, 2003, and Royce Discovery Fund commenced operations on October 3, 2003.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment transactions and related investment income:
       Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any noncash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
       The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.

Distributions and Taxes:
       As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

      The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

Repurchase agreements:
          The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

34 | THE ROYCE FUNDS ANNUAL REPORT 2003

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
CAPITAL SHARE TRANSACTIONS (IN SHARES):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase in shares outstanding

	Period ended December 31, 2003	Period ended December 31, 2002	Period ended December 31, 2003	Period ended December 31, 2002	Period ended December 31, 2003	Period ended December 31, 2002	Period ended December 31, 2003	Period ended December 31, 2002

Royce Value Fund	333,967	71,472	13,023	10,293	(35,077)	(32,117)	311,913	49,648

Royce Value Plus Fund	1,973,986	541,019	88,220	18,536	(474,351)	(138,603)	1,587,855	420,952

Royce Technology Value Fund	19,211,332	822,452	13,488	–	(7,909,309)	(118,524)	11,315,511	703,928

Royce 100 Fund	453,814	–	233	–	(1,345)	–	452,702	–

Royce Discovery Fund	238,623	–	–	–	–	–	238,623	–

INVESTMENT ADVISER AND DISTRIBUTOR:
Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2003.

	Annual contractual advisory fee as a percentage of average net assets	Committed net annual operating expense ratio	Period ended December 31, 2003

			Net advisory fees	Advisory fees waived

Royce Value Fund	1.00%	1.49%	–	$22,909
Royce Value Plus Fund	1.00%	1.49%	$63,674	23,710
Royce Technology Value Fund	1.50%	1.99%	718,026	–
Royce 100 Fund	1.00%	1.49%	–	9,322
Royce Discovery Fund	1.00%	1.49%	–	2,740

Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.
	Annual contractual distribution fee as a percentage of average net assets	Period ended December 31, 2003

		Net distribution fees	Distribution fees waived

Royce Value Fund	0.25%	–	$5,727
Royce Value Plus Fund	0.25%	–	21,846
Royce Technology Value Fund	0.25%	$62,122	57,549
Royce 100 Fund	0.25%	–	2,331
Royce Discovery Fund	0.25%	–	685

PURCHASES AND SALES OF INVESTMENT SECURITIES:
     For the year ended December 31, 2003, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales

Royce Value Fund	$4,912,215	$3,647,376	Royce 100 Fund	$1,888,621	$67,805
Royce Value Plus Fund	20,101,806	11,814,987	Royce Discovery Fund	1,115,409	10,744
Royce Technology Value Fund	96,176,011	24,945,018

TAX INFORMATION: At December 31, 2003, net unrealized appreciation based on identified cost for tax purposes was as follows:
			Gross Unrealized
		Net Unrealized
	Tax Basis Cost	Appreciation	Appreciation	Depreciation

Royce Value Fund	$ 3,433,687	$ 687,424	$687,424	$–
Royce Value Plus Fund	16,500,409	3,418,848	3,488,395	69,547
Royce Technology Value Fund	86,836,146	15,029,730	18,235,783	3,206,053
Royce 100 Fund	2,415,489	180,020	192,354	12,334
Royce Discovery Fund	1,107,553	151,871	182,199	30,328

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

THE ROYCE FUNDS ANNUAL REPORT 2003 | 35

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
TAX INFORMATION (continued):

Distributions during the periods ended December 31, 2003 and 2002, were characterized as follows for tax purposes:

			Long-term
	Ordinary Income		Capital Gains		Return of Capital

	2003	2002	2003	2002	2003	2002

Royce Value Fund	$84,399	$44,527	$–	$–	$–	$2,278
Royce Value Plus Fund	766,753	91,482	–	–	–	1,352
Royce Technology Value Fund	36,772	–	82,430	–	–	–
Royce 100 Fund	1,256	–	–	–	–	–
Royce Discovery Fund	–	–	–	–	–	–

The tax basis components of distributable earnings at December 31, 2003, were as follows:

		Undistributed		Total
	Undistributed	Long-term	Net Unrealized	Distributable
	Ordinary Income	Capital Gains	Appreciation	Earnings

Royce Value Fund	$70,052	$–	$687,424	$757,476
Royce Value Plus Fund	392,387	–	3,418,848	3,811,235
Royce Technology Value Fund	3,691,010	106,158	15,029,730	18,826,898
Royce 100 Fund	5,815	–	180,020	185,835
Royce Discovery Fund	22	–	151,871	151,893

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book / tax differences. For the period ended December 31, 2003, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income	Gain (Loss)	Capital

Royce Value Fund	$16,614	$(16,614)	$–
Royce Value Plus Fund	98,692	(98,692)	–
Royce Technology Value Fund	723,144	(723,144)	–
Royce 100 Fund	3,602	(3,602)	–
Royce Discovery Fund	2,866	(2,866)	–
REPORT OF INDEPENDENT AUDITORS
To the Board of Trustees of The Royce Fund and the Shareholders of Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and Royce Discovery Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund and Royce Discovery Fund (each a portfolio of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Baltimore, Maryland February 6, 2004

36 | THE ROYCE FUNDS ANNUAL REPORT 2003

POSTSCRIPT

HANDI-CAPPING

         As another winter visits with us here in the Northeast, we quickly grow accustomed to weather forecasts that arrive in a blizzard of hype as news organizations dispatch a small army of reporters across three states to prepare us for the coming storm. Of course, more often than not the storm fails to materialize, at least in the form of the life-changing cataclysm we were warned about. But we don’t want to blame the hard-working weather people. Even with the development of Doppler radar, storm tracking software and the growing knowledge about the planet’s weather systems, it’s still extraordinarily difficult to be right more often than not, especially when it comes to winter weather. It seems that a dismal track record simply goes with the business of forecasting, not just in predicting temperatures and snow falls, but in almost every area of life in which one’s livelihood hinges on trying to predict events that haven’t happened yet.

         Yet the services of professional prognosticators are increasingly in demand, regardless of their general level of performance. For almost any event in American life that can be construed as a contest, there will be someone offering odds as to the outcome. The analysis of professional and college sports has long since been overtaken by swamis who offer not just the odds or point spreads as to the final score, but who also offer allegedly informed estimates as to how many points will be scored, how many yards a quarterback will throw for, how many strikeouts a pitcher will earn and how many spectators will show up at the stadium that day. Most of this activity is fueled by the lure of profit — there’s a lot of money to be made — but it doesn’t come as much from being correct in one’s predictions as it does in being the party that takes all the bets and assumes the risk of someone being right more often than not. Needless to say, those who take the bets almost always end up with more money than those who make them.

         The stock market is not immune to this trend, either. Plenty of bookstore shelf space is taken up with tomes written by experts who’ll happily help you get rich for the small price of their book, although there’s often a second book, or a set of cassettes and/or videos that you’ll also need. You might be concerned that all of these experts are not only saying something different, they’re often recommending the opposite strategy to what the other guy says. One insists that growth investing is the way to go while another preaches patience with your equities, which might make sense until a third advises you to avoid the stock market altogether and buy nothing but bonds, real estate or pork bellies. They come to you armed with an array of statistics, charts, graphs and more statistics to make the iron-clad case that if you’d only heeded their wisdom back in 1989 or 1975 or 1953, you’d be a billionaire today. Try not to let the fact that few, if any, of the authors themselves are billionaires bother you.

         It’s always tempting to make predictions, whether it’s about what direction the stock market might take in 2004 or what film will win Best Picture at this year’s Academy Awards. The trick to doing it right, we would humbly suggest, is twofold: One must substantiate forecasts with as many facts as one can bring to the argument, and one must temper one’s fortune-telling with the knowledge that things can change awfully quickly (especially in the market), making today’s brilliant insight look like tomorrow’s silly statement. We speak on this last matter from many years of experience.

         This is why we always take predictions, even our own, with a large grain of salt. In fact, we think that one of the most attractive attributes of value investing is its all-weather quality. This allows us to manage our portfolios without worrying too much about where the stock market or the economy may be heading. We think about these issues, we share our ideas with our shareholders and we may even take them into consideration when buying and selling securities. However, we are not wed to them and certainly would not ask others to accept them uncritically. We have no desire to write the next big business bestseller and think that the prediction business would do just fine without us. We remain firmly rooted in our approach, which focuses on understanding balance sheets and business strategies as opposed to things that are not predictable, and we will continue to maintain a healthy dose of skepticism about anyone’s ability to see the future. You can bet on that.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

(l-r) Whitney George, Buzz Zaino, Chuck Royce,
Jack Fockler, Charlie Dreifus

WEALTH OF EXPERIENCE
With approximately $15.7 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. He is supported by a senior staff that includes six Portfolio Managers and a Managing Director, as well as eight analysts and five traders.

MULTIPLE FUNDS, COMMON FOCUS
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS
It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $63 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268 SHAREHOLDER SERVICES (800) 841-1180 AUTOMATED TELEPHONE SERVICES (800) 78-ROYCE (787-6923)	ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com

This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE5-ANN-1203

Item 2: Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3: Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it does not have an audit committee financial expert.

(a)(2)
The Board of Trustees of the Registrant has determined that, although each member of its Audit Committee is financially literate and has the necessary education and experience to be effective members of the Audit Committee, no one member of its Audit Committee possesses each of the five attributes of an audit committee financial expert. The Board of Trustees has therefore further determined that it would be appropriate and desirable to add a person to the Audit Committee that possesses each of the five attributes of an audit committee financial expert. Accordingly, the non-interested members of the Board of Trustees, acting as a Nominating Committee, have begun a search for a new non-interested Board member who will serve as the audit committee financial expert.

Item 4: Principal Accountant Fees and Services,

(a)	Audit Fees:
Year ended December 31, 2003 - $222,640
Year ended December 31, 2002 - $203,937

(b)	Audit-Related Fees:
Year ended December 31, 2003 - $0
Year ended December 31, 2002 - $0

(c)	Tax Fees:
Year ended December 31, 2003 - $64,260 Preparation of tax returns and excise tax review
Year ended December 31, 2002 - $56,352 Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2003 - $0
Year ended December 31, 2002 - $0

(e)(1)       Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

               If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

               Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2003 - $66,295
Year ended December 31, 2002 - $56,352

(h)           The Registrant’s Audit Committee has determined that the provision of non-audit services that were rendered to Royce Fund Services, Inc. ("RFS"), the Registrant’s distributor and a wholly-owned subsidiary of the Registrant’s investment adviser, were compatible with maintaining the principal accountant’s independence. For such services during 2003, which did not relate to the operations or financial reporting of the Registrant, RFS paid the Registrant’s accountants $2,035.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Controls. There were no significant changes in Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce

Charles M. Royce
President

Date: March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich

	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 1, 2004		Date: March 1, 2004